AAM/HIMCO Short Duration Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated December 18, 2014 to the
Statement of Additional Information dated June 30, 2014

The following information replaces any inconsistent information located in the section titled “Current Arrangements Regarding Disclosure of Portfolio Holdings” in the Statement of Additional Information:

In addition, the Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

•	Barclays Capital Inc. (POINT software)
•	BlackRock Solutions
•	CADIS Software Limited
•	Citigroup (Yield Book software)
•	Cleartelligence, Inc.
•	Cognizant Technology Solutions
•	Factset Research Systems Inc.
•	Glass Lewis & Company
•	Markit Group (Quantitative Services Group LLC)
•	SS&C Technologies
•	TerraNua/MyComplianceOffice
•	TATA Consulting

Portfolio holdings are disclosed on a daily basis to BlackRock Solutions, TerraNua/MyComplianceOffice, FactSet Research Systems Inc., Glass Lewis & Co., and Markit Group (Quantitative Services Group LLC).  Portfolio holdings are disclosed to Barclays Capital Inc. (POINT software), CADIS Software Limited, Citigroup (Yield Book software), Cleartelligence, Inc., and TATA Consulting periodically, as needed, with no delay.  Cognizant Technology Solutions and SS&C Technologies are information technology consultants that may access daily holdings information as needed.

Please file this Supplement with your records.